UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2005

MUNICIPAL MORTGAGE & EQUITY, LLC

(Exact name of registrant as specified in its charter)

Delaware	011-11981	52-1449733
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

621 East Pratt Street, Suite 300 Baltimore, Maryland	21202
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (443) 263-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 7, 2005, Municipal Mortgage & Equity, LLC (the “Company”) distributed an earnings and production press release and supplemental analyst package relating to the Company’s financial performance for the quarter ended September 30, 2005. A copy of the press release and supplemental analyst package dated November 7, 2005 are attached hereto as Exhibits 99.1 and 99.2, respectively.

On November 10, 2005, the Company distributed supplemental financial statements relating to the Company’s financial performance for the quarter ended September 30, 2005. Copies of the supplemental financial statements are attached hereto as Exhibit 99.3.

This information furnished under “Item 2.02. Results of Operations and Financial Condition,” of this Form 8-K including the exhibits related hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

99.1	Earnings and Production Press Release, dated November 7, 2005

99.2	Supplemental Analyst Package, dated November 7, 2005

99.3	Supplemental Financial Statements

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUNICIPAL MORTGAGE & EQUITY, LLC

Date: November 10, 2005	By:		/S/ WILLIAM S. HARRISON
		Name:	William S. Harrison
		Title:	Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

99.1	Earnings and Production Press Release, dated November 7, 2005

99.2	Supplemental Analyst Package, dated November 7, 2005

99.3	Supplemental Financial Statements

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